1 Investor Presentation March 2012 Exhibit 99.1

2 I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview Agenda

The only pure play high-end lodging REIT
High-end outperforms the industry in a recovery
Industry leading asset management expertise
Assets are in pristine condition
Embedded organic growth through revenue growth and ROI opportunities
Replacement cost, excluding land, approximately $700,000 per key
Historically low supply growth environment, particularly in BEE markets
Balance sheet positioned for growth
BEE’s Unique Value Proposition
The best investment proposition in the lodging space

4 BEE’s Unique Value Proposition Proven Investment Track Record Industry Leading Asset Management High-end, Unique & Irreplaceable Hotel & Resort Portfolio

BEE’s Unique Value Proposition
Four Seasons Jackson Hole
Ritz-Carlton Laguna Niguel
InterContinental Chicago
Best portfolio in public markets
Locations in high barrier to entry markets
City-center and resort destinations
World-class amenities
No new supply in BEE’s markets
Highlights
High-end, Unique &
Irreplaceable Hotel & Resort
Portfolio

BEE’s Unique Value Proposition
Execution of complex and accretive
restructurings
Assessment and development of ROI
projects
Recent success in acquiring hotels through
off-market transactions
Maximized proceeds through well-timed
asset sales
Highlights
Michael Jordan’s Steak House
Grand Opening
Hotel del Coronado
Fairmont Scottsdale Princess
Proven Investment Track
Record

$80
$60
$40
$20
$0
$72
$68
$65
$49
$46
$46
BEE
LHO
PEB
SHO
HST
DRH

BEE’s Unique Value Proposition
EBITDA Per Available Room
Sustained market share penetration and revenue growth
Implemented cost cutting initiatives in advance of downturn
Maintained fixed cost reductions in recovery
Rigorous oversight of brand managers
Highlights
Industry Leading Asset
Management

8 I. BEE’s Unique Value Proposition II. Company Overview Agenda

WESTIN HOTELS & RESORTS
St. Francis
FOUR SEASONS Hotels and Resorts
Jackson Hole
Fairmont HOTELS & RESORTS
Chicago
Marriott HOTELS·RESORTS·SUITES
Lincolnshire Resort
INTER-CONTINENTAL HOTELS AND RESORTS
Chicago
THE RITZ-CARLTON
Half Moon Bay
FOUR SEASONS Hotels and Resorts
Silicon Valley
Fairmont HOTELS & RESORTS
Scottsdale
FOUR SEASONS Hotels and Resorts
Washington, D.C.
Marriott HOTELS·RESORTS·SUITES
London, England
Marriott HOTELS·RESORTS·SUITES
Hamburg, Germany
LOEWS HOTELS
Santa Monica Beach Hotel
THE RITZ-CARLTON
Laguna Niguel
HYATT REGENCY
La Jolla
HOTEL DEL CORONADO
FOUR SEASONS Hotels and Resorts
Punta Mita Resort
INTER-CONTINENTAL HOTELS AND RESORTS
Miami

9 17 hotels and resorts with 7,762 rooms Top-Tier Market Exposure Assets located in primary gateway cities and high barrier to entry markets

Notable 2011 capital projects

Notable 2010 capital projects

Notable 2009 capital projects

Notable 2008 capital projects

InterContinental Miami – Guestroom renovation
InterContinental Chicago – Michael Jordan’s Steak House
Four Seasons Washington, D.C – Retail outlet renovation
Marriott Lincolnshire – Lobby renovation
Westin St. Francis – Michael Mina Steakhouse conversion
Four Seasons Washington, D.C. – Lobby renovation, 11-room
expansion, new restaurant, 63-room and suite renovation
Westin St. Francis – Clock Bar
Fairmont Chicago – ENO wine tasting room, lobby renovation,
guestroom renovation, new spa and fitness center
Four Seasons Punta Mita – New lobby bar
Ritz-Carlton Half Moon Bay – ENO wine tasting room,
restaurant and lounge renovation, suite renovation
Portfolio Well-Positioned To Enhance Cash Flow Growth
Fairmont Chicago Lobby
Four Seasons Washington, D.C.
Lobby
Westin St. Francis Michael Mina
Bourbon Steak
InterContinental Miami Guestroom

Four Seasons Washington, D.C.
ENO Wine Room
Retail space optimization
Four Seasons Silicon Valley
Quattro patio renovation
Meeting room renovation
Four Seasons Jackson Hole
Restaurant re-concept
InterContinental Chicago
North tower guestroom renovation
Meeting space expansion
Michigan Ave. frontage optimization
Potential Capital Projects in the Pipeline
Significant ROI capital investment opportunities within existing portfolio;
rigorous analysis and approval process for each project
Ritz-Carlton Laguna Niguel
35-room fire pit addition
Pool deck upgrades
InterContinental Miami
Public space revitalization
Meeting space expansion
Pool deck refurbishment
Fairmont Chicago
Meeting space renovation
Restaurant re-concept
Westin St. Francis
ENO wine room
Loews Santa Monica
Exterior / interior upgrade

12 I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update Agenda

GDP % Change
Demand % Change

+ 4.5%
Supply % Change
Demand % Change

Total U.S. supply and demand change (TTM)
Lodging demand historically correlates with GDP (~80%) but potential exists for near-term disconnect, particularly at the high-end
Supply growth remains historically low and development pipeline indicates muted supply going forward
Lodging Outlook
Demand growth exceeds supply growth by 450 bps which should result in significant ADR growth as recovery continues; lower correlation to GDP
Source:  Smith Travel Research
GDP and lodging demand change (TTM)

1989
1990
1991
1992
1993
1994
1994
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Source:  Smith Travel Research
Note: Data represents trends within the United States
Luxury supply growth was lower leading into this downturn than past downturns
Projects in planning or under construction have decreased significantly
No new competitive luxury or upper-upscale supply projected in BEE markets
1-2 years estimated time to permit; 3 years estimated time to build a luxury hotel
Economic proposition of hotel construction doubtful with replacement cost estimated at over $700,000 per key
Quarterly luxury supply YoY % change
(4%)
(2%)
0%
2%
4%
6%
8%
10%
12%
14% YoY % supply growth
1988 – Q2 2011
Average: 4.1%
Favorable Supply Outlook
Zero supply growth environment and no new
supply growth likely until after 2015
Supply Growth in
BEE Markets = 0.0%

Annual % change in RevPAR

Total U.S.
Luxury
20%
15%
10%
5%
0%
-5%
-10%
-15%
20%
Luxury Outperformance: 2.2% CAGR
Luxury Outperformance: 4.1% CAGR
1988
1991
1994
1997
2000
2003
2006
2009
2012E

Quarterly luxury room night demand

Most luxury room nights ever sold
Δ 33%
30,000
25,000
20,000
15,000
10,000
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Source:  Smith Travel Research and PWC
Luxury hotels have experienced prolonged RevPAR growth following past industry downturns
– 1992 – 2000: 9 consecutive years of annual luxury RevPAR growth totaling 109% or 8.5% annually
– 2002 – 2007: 5 consecutive years of annual luxury RevPAR growth totaling 48% or 8.2% annually
Overall luxury room nights sold is at an all-time high; 33% higher than 2007
Luxury Hotels Outperform in a Recovery
Luxury room night demand currently at all-
time high
Luxury outperformed Total U.S. 2.0% -
4.0% in previous two downturns
Source:  Smith Travel Research

$300
$240
$180
$120
$60
$0
$243
$203
$193
$180
$167
$164
BEE
PEB
LHO
HST
SHO
DRH

$200
$150
$100
$50
$0
$172
$159
$148
$130
$124
$123
BEE
PEB
LHO
HST
SHO
DRH

$200
$160
$120
$80
$40
$0
$161
$85
$77
$76
$54
$52
BEE
PEB
HST
LHO
SHO
DRH

$80
$60
$40
$20
$0
$72
$68
$65
$49
$46
$46
BEE
LHO
PEB
SHO
HST
DRH

EBITDA Per Available Room Non – Rooms Revenue Per Available Room
RevPAR ADR
Note: All metrics represent full-year 2011 results
BEE portfolio reflects Total United States portfolio as of 12/31/2011.
Source: Public filings
BEE Positioning Compared to Peers
BEE delivers industry leading results

54%
36%
10%
65%
29%
6%
BEE Revenue Mix Compared to Peers
BEE revenue driven more heavily by non-rooms revenue relative to peers, maximizing yield per square foot from our hotels
Rooms
Food & Beverage
Other
BEE Total Revenue Mix Peers Total Revenue Mix
BEE Total RevPAR is key top-line performance metric
BEE focus on maximizing yield per square foot
Rooms
Food & Beverage
Other
Note: All metrics represent the full-year 2011.  BEE portfolio reflects the North America Same Store portfolio.
Peers include: DRH, HST, LHO, PEB, SHO
Source: Public filings

36%
21%
10%
27%
6%
40%
20%
9%
26%
5%
BEE Revenue Mix
BEE total revenue driven heavily by group business and ancillary group spend;
still significant capacity to grow group business
43% Group
40% Group
57% Transient
60% Transient
Note: Statistics represent the full year 2011.  Portfolio reflects the North America Same Store portfolio.
BEE Occupied Room Nights Mix BEE Room Revenue Mix
Targeted mix of business ~50%/50% group/transient
Group business typically yields higher non-rooms revenue than transient business
Transient - Other Transient - Negotiated Group - Association Group - Corporate Group - Other

BEE [1]	Peers	*Peer margins @ BEE Revenue Mix*
Revenue			
Rooms	54%	65%	54%
Food & Beverage	36%	29%	36%
Other	10%	6%	10%
Total	**100%**	**100%**	**100%**
Departmental Profit Margin			
Rooms	71%	73%	73%
Food & Beverage	26%	27%	27%
EBITDA	**21%**	24%	**18%**

3% better than peers

Industry Leading Operating Margins
BEE’s margins significantly outperform when adjusted for same revenue mix
(1) Portfolio includes all North American hotels owned for the full year 2011
Peers include:  DRH, HST, LHO, PEB, & SHO
Source: Public filings

20 I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends Agenda

0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
2007 2008 2009 2010 2011 2012*
Definite through January Production in the year
Group Booking Outlook
Year-Over-Year Group Pace
*2012 production in the year assumes the same production as in 2011
Group pace remains the most reliable forward looking indicator
Booking window has shortened forcing more reliance on room nights booked ITYFTY
(“in-the-year-for-the-year”)
Group room nights on the books for 2012 are up 1% compared to same time last year; ADR up 3% compared to 2011 rate
Assuming similar production
as 2011, group room nights
would be down 14% to peak

Occupancy

Occupancy: -4 pts. from Peak
80%
76%
72%
68%
64%
60%
2007
2008
2009
2010
2011
2012F

ADR

ADR: -4% from Peak
$280
$240
$200
$160
$120
2007
2008
2009
2010
2011
2012F

RevPAR

RevPAR: -7% from Peak
$220
$200
$180
$160
$140
2007
2008
2009
2010
2011
2012F

Property EBITDA (in millions)

EBITDA: -18% from Peak
$200
$180
$160
$140
$120
$100
2007
2008
2009
2010
2011
2012F

Embedded Portfolio Growth
Operating performance improving; still below peak
Note: Same store North America portfolio, excludes: Hotel del Coronado, Fairmont Scottsdale Princess, Four Seasons Jackson Hole, Four Seasons Silicon Valley
2012 forecast assumes midpoint of guidance range

23 I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview Agenda

(EBITDA in millions)
(a)  Excludes Fairmont Scottsdale Princess, Four Seasons Jackson Hole, Four Seasons Silicon Valley, and Hotel del Coronado
(b)  2010 results exclude $4.9mm of real estate tax refunds and no adjustment for cancellation fees
(c)  2011 Comparable FFO excludes a $10.7mm one-time gain relating to the successful preferred equity tender
2011 Results
2010 Actual 2011 Actual
Operations
(Same Store N.A. Portfolio) (a)
ADR $223 5.8% $236
RevPAR $153 11.0% $170
Total RevPAR $287 9.6% $314
EBITDA Margins
(b)
18.7% 240 bps 21.1%
Corporate Results
Comparable EBITDA $132.0 17.2% $154.8
Comparable FFO / share
(c)
$0.05 180.0% $0.14

2012 Guidance
(EBITDA in millions)
(a)
Portfolio excludes Fairmont Scottsdale Princess, Four Seasons Jackson Hole, Four Seasons Silicon Valley, and Hotel del Coronado
2011 Actual 2012 Guidance
Operations
(Same Store N.A. Portfolio) (a)
RevPAR $170
6%-8%
$180-$183
Total RevPAR $314
5%-7%
$330-$336
EBITDA Margins 21.1%
100 - 175bps
22.1%-22.9%
Corporate Results
Comparable EBITDA $155
7%-16%
$165-$180
Comparable FFO / share $0.14
55%-115%
$0.22-$0.30

January 1, 2010

Bank / Life Co.
CMBS
Fairmont Scottsdale
Hotel del Coronado
European
Corporate
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$834.5
$875.2
$282.8
$180.0
$90.0
$281.7
$358.0
$148.9
$194.8
$173.5
$124.9
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

January 1, 2012

Bank / Life Co.
CMBS
Fairmont Scottsdale
Hotel del Coronado
European
Corporate
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$52.2
$114.0
$300.0
Capacity
$66.5
$275.8
$145.8
$130.0
$317.8
$195.0
$145.0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

($ in millions)
Note:  Assumes full extension periods for all loans.
BEE’s balance sheet is structured for growth
Strong Recapitalized Balance Sheet
Key Stats
Net Debt/EBITDA 14.3x
Net Debt+Pref /EBITDA 17.4x
Net Debt/TEV 76.9%
Avg. Maturity (yrs) 3.4
Unencumbered assets 0
Corporate liquidity (MM) $105.0
Mix of Debt
Bank Debt 17.8%
Life Insurance Co. 25.6%
CMBS 56.6%
Key Stats
Net Debt/EBITDA 7.4x
Net Debt+Pref /EBITDA 9.3x
Net Debt/TEV 46.8%
Avg. Maturity (yrs) 5.2
Unencumbered assets 2
Corporate liquidity (MM) $260.0
Mix of Debt
Bank Debt
38.0%
Life Insurance Co.
31.5%
CMBS
30.5%

BEE’s Unique Value Proposition
The best investment proposition in the lodging space
The only pure play high-end lodging REIT
High-end outperforms the industry in a recovery
Industry leading asset management expertise
Assets are in pristine condition
Embedded organic growth from revenue growth and ROI opportunities
Replacement cost, excluding land, approximately $700,000 per key
Historically low supply growth environment, particularly in BEE markets
Balance sheet positioned for growth

Except for historical information, the matters discussed in this press release are forward-looking statements subject to certain risks and uncertainties. Actual results could differ materially from the Company's projections and forward-looking statements are not guarantees of future performance. These forward looking statements are identified by looking their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,”
“project,” “should,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Factors that may contribute to these differences include, but are not limited to the following:
ability to obtain, refinance or restructure debt or comply with covenants contained in our debt facilities; volatility in equity or debt markets; availability of capital; rising interest rates and operating costs; rising insurance premiums; cash available for capital expenditures; competition; demand for hotel rooms in our current and proposed market areas; economic conditions generally and in the real estate market specifically, including deterioration of economic conditions and the extent of its effect on business and leisure travel and the lodging industry; ability to dispose of existing properties in a manner consistent with our disposition strategy; delays in construction and development; the failure of closing conditions to be satisfied; risks related to natural disasters; the effect of threats of terrorism and increased security precautions on travel patterns and hotel bookings; the outbreak of hostilities and international political instability; legislative or regulatory changes, including changes to laws governing the taxation of REITs; and changes in generally accepted accounting principles, policies and guidelines applicable to REITs.  Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially. We undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations.
Disclaimer

Non-GAAP to GAAP Reconciliations
Reconciliation of Net Debt + Preferred Equity / EBITDA
($ in 000s)
YE 2009
(a)
YE 2011
(b)
   Preferred equity capitalization $370,236 $289,102
Consolidated debt 1,658,745 1,050,385
Pro rata share of unconsolidated debt 282,825 212,275
Pro rata share of consolidated debt (107,065) (45,548)
Cash and cash equivalents (116,310) (72,013)
Net Debt + Preferreds $2,088,431 $1,434,201
Comparable EBITDA $119,953 $154,790
Net Debt + Preferreds / EBITDA 17.4x 9.3x
(a)  All figures taken from year-end 2009 financial statements.
(b)  All figures taken from year-end 2011 financial statements.
Reconciliation of Net Debt / EBITDA
($ in 000s)
YE 2009
(a)
YE 2011
(b)
Consolidated debt $1,658,745 $1,050,385
Pro rata share of unconsolidated debt 282,825 212,275
Pro rata share of consolidated debt (107,065) (45,548)
Cash and cash equivalents (116,310) (72,013)
Net Debt $1,718,195 $1,145,099
Comparable EBITDA $119,953 $154,790
Net Debt / EBITDA 14.3x 7.4x
(a)  All figures taken from year-end 2009 financial statements.
(b)  All figures taken from year-end 2011 financial statements.
Reconciliation of Net Debt / TEV
($ in 000s)
YE 2009
(a)
YE 2011
(b)
Consolidated Debt $1,658,745 $1,050,385
Pro rata share of unconsolidated debt 282,825 212,275
Pro rata share of consolidated debt (107,065) (45,548)
Cash and cash equivalents (116,310) (72,013)
Net Debt $1,718,195 $1,145,099
  Market Capitalization $144,966 $1,014,092
  Total Debt 1,834,505 1,217,112
  Preferred Equity 370,236 289,102
  Cash and cash equivalents (116,310) (72,013)
Total Enterprise Value $2,233,397 $2,448,293
Net Debt / Enterprise Value 76.9% 46.8%
(a)  All figures taken from year-end 2009 financial statements.
(b)  All figures taken from year-end 2011 financial statements.

Non-GAAP to GAAP Reconciliations
2011 2010 2011 2010
Net loss attributable to SHR common shareholders (15,917) $     (134,835) $    (23,688) $       (261,937) $
Depreciation and amortization - continuing operations 25,840           32,406            112,062           130,601
Depreciation and amortization - discontinued operations -                  567                  -                    5,980
Interest expense - continuing operations 19,299           17,797            86,447             86,285
Interest expense - discontinued operations -                  1,990               -                    9,706
Income taxes - continuing operations 691                 1,112               970                   1,408
Income taxes - discontinued operations -                  (260)                 379                   476
Noncontrolling interests (99)                  (808)                 (29)                    (1,687)
Adjustments from consolidated affiliates (1,302)            (2,013)             (6,733)               (7,609)
Adjustments from unconsolidated affiliates 6,928             3,673               23,221             15,563
Preferred shareholder dividends (4,682)            7,722               18,482             30,886
EBITDA 30,758           (72,649)           211,111           9,672
Realized portion of deferred gain on sale-leaseback - continuing operations (66)                  (53)                   (217)                  (207)
Realized portion of deferred gain on sale-leaseback - discontinued operations -                  (1,144)             (1,214)               (4,465)
Gain on sale of assets - continuing operations -                  -                   (2,640)               -
Gain on sale of assets -  discontinued operations (357)                (28,476)           (101,287)          (29,713)
Impairment losses and other charges -                  141,858          -                    141,858
Loss on early extinguishment of debt - continuing operations -                  -                   1,237                925
Loss on early extinguishment of debt - discontinued operations -                  95                    -                    95
Loss on early termination of derivative financial instruments -                  -                   29,242             18,263
Gain on extinguishment of debt of unconsolidated affiliate -                  (11,025)           -                    (11,025)
Foreign currency exchange loss - continuing operations (a) 79                   16                    2                       1,410
Foreign currency exchange loss (gain) - discontinued operations (a) -                  98                    (51)                    (7,392)
Adjustment for Value Creation Plan 9,529             5,743               18,607             12,614
Comparable EBITDA 39,943 $        34,463 $         154,790 $        132,035 $
(a) Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.
December 31, December 31,
Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)
Three Months Ended Years Ended

Non-GAAP to GAAP Reconciliations
2011 2010 2011 2010
Net loss attributable to SHR common shareholders (15,917) $         (134,835) $   (23,688) $       (261,937) $
Depreciation and amortization - continuing operations 25,840                32,406            112,062           130,601
Depreciation and amortization - discontinued operations -                      567                  -                    5,980
Corporate depreciation (273)                    (303)                (1,141)               (1,217)
Gain on sale of assets - continuing operations -                      -                  (2,640)               -
Gain on sale of assets - discontinued operations (357)                    (28,476)          (101,287)          (29,713)
Realized portion of deferred gain on sale-leaseback - continuing operations (66)                      (53)                  (217)                  (207)
Realized portion of deferred gain on sale-leaseback - discontinued operations -                      (1,144)            (1,214)               (4,465)
Deferred tax expense on realized portion of deferred gain on sale-leasebacks -                      357                  379                   1,393
Noncontrolling interests adjustments (135)                    (222)                (575)                  (1,159)
Adjustments from consolidated affiliates (664)                    (1,335)            (4,486)               (5,979)
Adjustments from unconsolidated affiliates 3,740                  1,874               11,763             7,973
FFO 12,168                (131,164)        (11,044)            (158,730)
Redeemable noncontrolling interests 36                       (586)                546                   (528)
FFO - Fully Diluted 12,204                (131,750)        (10,498)            (159,258)
Impairment losses and other charges -                      141,858          -                    141,858
Non-cash mark to market of interest rate swaps - continuing operations (1,696)                 (535)                (2,183)               9,014
Non-cash mark to market of interest rate swaps - discontinued operations -                      (204)                -                    25
Loss on early extinguishment of debt - continuing operations -                      -                  1,237                925
Loss on early extinguishment of debt - discontinued operations -                      95                    -                    95
Loss on early termination of derivative financial instruments -                      -                  29,242             18,263
Gain on extinguishment of debt of unconsolidated affiliate -                      (11,025)          -                    (11,025)
Foreign currency exchange loss - continuing operations (a) 79                       16                    2                       1,410
Foreign currency exchange loss (gain), net of tax - discontinued operations (a) -                      95                    (51)                    (7,421)
Adjustment for Value Creation Plan 9,529                  5,743               18,607             12,614
Comparable FFO 20,116 $            4,293 $           36,356 $          6,500 $
Comparable FFO per diluted share 0.11 $                 0.03 $              0.20 $               0.05 $
Weighted average diluted shares 188,340             151,663          179,319           122,933
(a) Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.
Reconciliation of Net Loss Attributable to SHR Common Shareholders to
(in thousands, except per share data)
December 31, December 31,
Three Months Ended Years Ended
Funds From Operations (FFO), FFO - Fully Diluted and Comparable FFO

Non-GAAP to GAAP Reconciliations
Operational Guidance
Low Range High Range
North American same store Total RevPAR growth (a) 5.0% 7.0%
North American same store RevPAR growth (a) 6.0% 8.0%
(a) Includes North American hotels which are consolidated in our financial results, but excludes the Four Seasons Jackson Hole and Four
Seasons Silicon Valley hotels, which were acquired in 2011.
Comparable EBITDA Guidance Low Range High Range
Net loss attributable to common shareholders (86.7) $              (71.8) $
Depreciation and amortization 111.2                111.2
Interest expense 86.0                  86.0
Income taxes 1.0                    1.0
Noncontrolling interests (0.3)                   (0.2)
Adjustments from consolidated affiliates (4.2)                   (4.2)
Adjustments from unconsolidated affiliates 28.8                  28.8
Preferred shareholder dividends 24.2                  24.2
Realized portion of deferred gain on sale-leasebacks (0.2)                   (0.2)
Adjustment for Value Creation Plan 5.2                    5.2
  Comparable EBITDA 165.0 $            180.0 $
Comparable FFO Guidance Low Range High Range
Net loss attributable to common shareholders (86.7) $              (71.8) $
Depreciation and amortization 109.9                109.9
Realized portion of deferred gain on sale-leasebacks (0.2)                   (0.2)
Noncontrolling interests (0.3)                   (0.2)
Adjustments from consolidated affiliates (1.2)                   (1.2)
Adjustments from unconsolidated affiliates 15.6                  15.6
Adjustment for Value Creation Plan 5.2                    5.2
  Comparable FFO 42.3 $               57.3 $
  Comparable FFO per diluted share 0.22 $               0.30 $
December 31, 2012
Year Ended
December 31, 2012
Year Ended
2012 Guidance
(in millions, except per share data)
Year Ended
December 31, 2012

•* * * * * * * * * * * * * * * * * * * * * * * •* * * * * * * * * * * * * * * * * * * * * * * * *